UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 15, 2021

DECKERS OUTDOOR CORPORATION
(Exact name of registrant as specified in its charter)

____________Delaware________________
(State or other jurisdiction of incorporation)

001-36436	95-3015862
(Commission File Number)	(I.R.S. Employer Identification No.)
250 Coromar Drive, Goleta, California 93117

Registrant's telephone number, including area code: (805) 967-7611

_______________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DECK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Departure of Director

Brian A. Spaly has served as a member of the Board of Directors (the “Board”) of Deckers Outdoor Corporation (the “Company”) since 2018. Mr. Spaly decided not stand for reelection to the Board at the Company’s 2021 Annual Meeting of Stockholders (the “Annual Meeting”). Mr. Spaly’s decision not to stand for reelection is not due to any disagreements with the Company regarding any of the Company’s operations, policies or practices.

Appointment of New Director

On September 15, 2021, the Company announced the election of David A. Burwick to serve on the Board. Mr. Burwick will serve as a member of the Board until the Company’s next annual meeting of stockholders or until his successor is elected and qualified. Mr. Burwick has been appointed to serve on the Compensation Committee.

Mr. Burwick has served on the board of directors of The Boston Beer Company, Inc. (NYSE: SAM) since May 2005 and was appointed as its president and chief executive officer in April 2018. Prior to that, he served as president and chief executive officer of Peet's Coffee & Tea, Inc., since December 2012. From April 2010 to December 2012, Mr. Burwick served as president, North America of WW International, Inc., formerly Weight Watchers International, Inc. Prior to that, he held numerous positions with PepsiCo, Inc., including chief marketing officer, PepsiCo Americas Beverages from August 2008 to August 2009; executive vice president, Marketing, Sales and R&D, PepsiCo International from April 2008 to July 2008; President, Pepsi-QTG Canada from January 2006 to March 2008; chief marketing officer, Pepsi-Cola North America from June 2002 to December 2005; and various marketing roles from 1989 to 2002. Mr. Burwick has extensive experience leading consumer products organizations. During his tenure as a director of The Boston Beer Company, Inc., he served as a member of its compensation committee, including as chair from May 2006 to May 2013, and as a member of the nominating/governance committee, including as chair since May 2013.

Agreements with New Director

There are no arrangements or understandings between Mr. Burwick and any other person pursuant to which he was elected to serve on the Board. There are no relationships involving Mr. Burwick that are required to be reported pursuant to Item 404(a) of Regulation S-K.

Mr. Burwick will enter into the Company’s standard indemnification agreement in the form previously filed with the Securities and Exchange Commission (the “SEC”) providing for indemnification and advancement of expenses to the fullest extent permitted by the General Corporation Law of the State of Delaware.

Mr. Burwick will be compensated for his services on the Board in accordance with the Company’s standard compensation policy for non-employee directors as described in the definitive proxy statement on Schedule 14A relating to the Company’s 2021 Annual Meeting of Stockholders, which was filed with the SEC on July 27, 2021 (the “Proxy Statement”).

Item 5.07	Submission of Matters to a Vote of Security Holders.
On September 15, 2021, the Company held its Annual Meeting virtually via live webcast at www.virtualshareholdermeeting.com/DECK2021, during which the Company's stockholders voted on three proposals. The Company had 27,662,787 shares of common stock outstanding on July 19, 2021, the record date for the Annual Meeting. At the Annual Meeting, 25,678,336 shares of common stock were present virtually or represented by proxy.

The following sets forth the final results of the voting for the three proposals voted upon at the Annual Meeting. These matters are described in more detail in the Company's Proxy Statement.

Election of Directors (Proposal No. 1)

The stockholders elected ten directors who were nominated by the Board to serve as directors of the Company until the annual meeting of stockholders to be held in 2022 or until their successors are elected and duly qualified. The following sets forth the results of the voting with respect to each candidate:

	Shares Voted
Name of Candidate	For	Authority Withheld	Broker Non-Votes
Michael F. Devine, III	23,953,949	503,459	1,220,928
David A. Burwick	24,421,248	36,160	1,220,928
Nelson C. Chan	24,421,195	36,213	1,220,928
Cynthia (Cindy) L. Davis	24,379,294	78,114	1,220,928
Juan R. Figuereo	24,397,438	59,970	1,220,928
Maha S. Ibrahim	24,420,234	37,174	1,220,928
Victor Luis	24,399,260	58,148	1,220,928
Dave Powers	24,421,068	36,340	1,220,928
Lauri M. Shanahan	24,122,884	334,524	1,220,928
Bonita C. Stewart	24,032,362	425,046	1,220,928

Ratification of the Appointment of KPMG LLP as Independent Registered Public Accounting Firm (Proposal No. 2)
    The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2022, which covers the period from April 1, 2021 to March 31, 2022. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstentions
24,817,839	825,154	35,343

Advisory Vote on Executive Compensation (Proposal No. 3)

The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as described in the Proxy Statement. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstentions	Broker Non-Votes
24,038,107	359,947	59,354	1,220,928

No other matters were presented for consideration or stockholder action at the Annual Meeting.

Item 7.01	Regulation FD Disclosure.
A copy of the press release announcing the departure of Mr. Spaly and appointment of Mr. Burwick as a director of the Company is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information provided under this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as otherwise expressly set forth by specific reference in such filing.

Item 8.01	Other Events.
Board Committee Composition

As discussed in the Proxy Statement, the Board refreshed the composition of its three standing committees effective as of the date of the Annual Meeting. The following sets forth the current committee composition:

Committee
Name	Audit	Compensation	Corporate Governance
Michael F. Devine, III Chairman of the Board
David A. Burwick		●
Nelson C. Chan	●		●
Cynthia (Cindy) L. Davis		+	●
Juan R. Figuereo	+
Maha S. Ibrahim	●
Victor Luis		●
Dave Powers
Lauri M. Shanahan	●		●
Bonita C. Stewart		●	+

+ Committee Chair

Item 9.01	Financial Statements and Exhibits.
    (d) Exhibits.

Exhibit No.	Description.
99.1	Press Release, dated September 16, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2021

Deckers Outdoor Corporation
/s/ Thomas Garcia
Thomas Garcia, General Counsel